Exhibit 99.1

Strategic Storage Trust, Inc.

Quarterly Financial Update

April 24, 2013

Disclaimer and Risk Factors

Disclaimers

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this material, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about our plans, strategies, and prospects and are subject to certain risks and uncertainties, including known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of our performance in future periods. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the Securities and Exchange Commission. We cannot guarantee the accuracy of any such forward looking statements contained in this material, and we do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Any such forward-looking statements are subject to risks, uncertainties, and other factors and are based on a number of assumptions involving judgments with respect to, among other things, future economic, competitive, and market conditions, all of which are difficult or impossible to predict accurately. To the extent that our assumptions differ from actual results, our ability to meet such forward-looking statements, including our ability to generate positive cash flow from operations and provide distributions to stockholders, and our ability to find suitable investment properties, may be significantly hindered. All forward-looking statements should be read in light of the risks identified in our prospectus and supplements.

Risk Factors

See our Form 10-K and recent Form 10-Q for specific risks associated with an investment in Strategic Storage Trust, Inc..

As of December 31, 2012, our accumulated deficit was approximately $62 million, and our operations will not be profitable in 2013.

No public market currently exists for shares of our common stock and we may not list our shares on a national securities exchange before three to five years after completion of this offering, if at all. It may be difficult to sell your shares. If you sell your shares, it will likely be at a substantial discount.

We have paid distributions from sources other than our cash flows from operations, including from the net proceeds from our initial public offering. We are not prohibited from undertaking such activities by our charter, bylaws or investment policies, and we may use an unlimited amount from any source to pay our distributions. Until we generate operating cash flows sufficient to pay distributions to you, we may pay distributions from the net proceeds of this offering or from borrowings in anticipation of future cash flows. We also may be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital we ultimately invest in assets and negatively impact the amount of income available for future distributions.

We have no employees and must depend on our advisor to select investments and conduct our operations, and there is no guarantee that our advisor will devote adequate time or resources to us.

Our board of directors may change any of our investment objectives, including our focus on self storage facilities.

We will pay substantial fees and expenses to our advisor, its affiliates and participating broker-dealers, which will reduce cash available for investment and distribution.

There are substantial conflicts of interest among us and our sponsor, advisor, property manager and dealer manager.

We may fail to remain qualified as a REIT, which could adversely affect our operations and our ability to make distributions.

We may incur substantial debt, which could hinder our ability to pay distributions to our stockholders or could decrease the value of your investment.

Future distribution declarations are at the sole discretion of our board of directors and are not guaranteed. Since our inception, our cumulative distributions have exceeded cumulative GAAP earnings. We cannot assure you that we will achieve any of our investment objectives.

We encourage you to review our SEC filings at www.sec.gov.

Strategic Storage Trust, Inc.

About Us

•	First and only publicly registered non-traded REIT focused on self storage
•	Sponsor was ranked 7th in Mini-Storage Messenger’s Top Operators List in 2012
•	As of 3/31/13, SSTI wholly owned 110 properties in 17 states and Ontario, Canada with approximately 70,000 units and approximately 9.2 million rentable square feet

Investment Philosophy

Stabilized Properties

•	70% occupancy
•	More predictable income

Lease-Up Properties

•	Occupancy below 70%
•	Greater opportunity for growth

Stabilized

 +

Lease Up Properties

 =

Income

 +

Growth

 =

Stockholder Value

Property Performance Highlights

Property Performance Highlights

Cash Flow from Operations

$1.6 million for three months ended 12/31/2011

$3.1 million for three months ended 12/31/2012

90%

$2.8 million for the year ended 12/31/2011

$9.6 million for the year ended 12/31/2012

236%

Property Performance Highlights

Same Store Performance

Fourth Quarter 2012 vs. 2011

Revenues Ï 5.8%

Net Operating Income Ï 10.4%

Property Operating Expenses as a 2012 2011 vs.

Percentage of Revenue 34.9% 37.7%

Number of Facilities 77

Occupancy 2012 2011 vs.

81% 77%

Property Performance Highlights

Same Store Performance

Year ended December 2012 vs. 2011

Revenues Ï 6.0%

Net Operating Income Ï 11.5%

Number of Facilities 46

Occupancy 2012 2011 vs.

80% 76%

Property Performance Highlights

Same Store Occupancy Q4 - 2011 - Q1 - 2013

7,900 84.0%

83.0%

6,900 82.0%

5,900 81.0%

80.0%

4,900

79.0%

3,900 78.0%

2,900 77.0%

76.0%

1,900

75.0%

900

74.0%

(100) 73.0%

Q4-11 Q1-12 Q2-12 Q3-12 Q4-12 Q1-13

Move Ins Move Outs Net Prior Year Occ Sq Ft (%) Current Year Occ Sq Ft (%)

Prior Year Occ Sq Ft (%) 76.4% 77.1% 78.3% 78.4% 77.4% 77.1%

Current Year Occ Sq Ft (%) 77.2% 77.8% 82.6% 82.3% 82.0% 82.6%

No. of Properties 41 55 60 76 77 77

* Note: Highest occupancy achieved in 2011 was 79.3% on 7/31/11.

Does not include Canadian properties, but does include consolidated joint venture, SF property.

Property Performance Highlights

Former Homeland Stores Occupancy %

January 2012 to March 2013

650 80.00%

600

550 70.00%

500

450

60.00%

400

350

50.00%

300

250

40.00%

200

150

100 30.00%

50

0 20.00%

Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13

Move Ins Move Outs Net Occ Sq Ft (%)

Financial Snapshot

Financial Snapshot

Total Assets by Year

Total Revenues by Year

Financial Snapshot

Financial Snapshot

G&A Per Property by Quarter

Financial Snapshot

IPA Modified Funds From Operations

59% increase in Q4 2012 vs. Q3 2012

330% increase in Q4 2012 vs. Q2 2012

279% increase in Q4 2012 vs. Q1 2012

Portfolio Update

Portfolio Update

Wholly-Owned Properties by Year

Portfolio Update

Portfolio Update

Stockade Portfolio Occupancy % August 2012 to March 2013

80.00%

480

75.00%

380

70.00%

280

180 65.00%

80 60.00%

-20 55.00%

Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13

Move Ins Move Outs Net Occ Sq Ft (%)

Note: At acquisition Stockade Occupancy: 71.3% for combined 16 stores

No. of Properties 8 8 10 16 16 16 16 16

Occ Sq Ft (%) 60.90% 63.00% 65.80% 72.60% 73.80% 75.10% 75.80% 77.40%

Marketing

Marketing It’s All About Reservations!

Lead Generation

Direct

Direct Mail

Eamil

Telephone (Call Center)

Aggregators

Walk-ins

Advertising

Print

Digital

E-Marketing

Website

PR

Press Releases

Speaking Enagements

Articles (Published)

Social Media

Blogs

Network Sites

Events

Trade Shows

Conferences

Webinars

Market Research

Paid Search Tools

Organic Search

Direct Marketing

Advertising

Call Center

Aggregators

Walk-ins

Search

Visitors

Engage

Action

Convert

Website

Website

Technology

Reservation system

Real time analytics dashboard

Logic based operating system for dynamic unit pricing

Over 15,000 price changes in 2012

Sense of urgency

Reservation management

Improved conversion

Increasing NOI

Increasing Revenues

Increasing rates based on dynamic pricing

Existing customers

Street (asking) rates

Convenience fees

Tenant insurance

Ancillary sales

Merchandise sales

Truck rentals

Increasing NOI

Expense Management

Largest components

Economies of scale

National pricing power

Strategic Vision

Strategic Vision

PUBLICLY TRADED SELF STORAGE REITS

PUBLIC NON-TRADED SELF STORAGE REIT

(1) Bloomberg 3/31/2013

Questions?

Recap

Property Performance

Strategy is Working

Financials

Double Digit Same Store NOI Increase

Portfolio Update

Buying for Income AND Growth

Vision

We Are on Path

Strategic Storage Trust, Inc.

Quarterly Financial Update

April 24, 2013